3rd Quarter 2007 Earnings Conference Call



James R. Moffett
Chairman of the Board

Richard C. Adkerson
Chief Executive Officer

Timothy R. Snider
President and Chief Operating Officer

Kathleen L. Quirk
Executive Vice President and Chief Financial Officer

www.fcx.com

October 24, 2007

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, the impact of changes in deferred intercompany profits on earnings, projected debt and cash balances, projected sale of PDIC and the impact of purchase accounting, including on production costs and depreciation, depletion and amortization expenses. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Quarterly Report on Form 10-Q for the three months ended March 31, 2007, filed with the Securities and Exchange Commission (SEC).

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are available in our internet web site www.fcx.com.

3Q07 Highlights

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Sales Data	3Q06	3Q07
Copper		
Consolidated Volumes *(mm lbs)*	324	949[(1)]
Average Realization *(per lb)*	$3.43	$3.53[(2)]
Gold		
Consolidated Volumes *(000's ozs)*	478	269
Realization *(per oz)*	$609	$692
Molybdenum		
Consolidated Volumes *(mm lbs)*	N/A	16[(1)]
Realization *(per lb)*	N/A	$27.89

Financial Results *(in millions, except per share amounts)*	3Q06	3Q07
Revenues	$1,636	$5,066
Net Income	$351	$763[(3)]
Diluted Earnings Per Share	$1.67	$1.85[(3)]
Operating Cash Flows	$692	$2,177
Capital Expenditures[(4)]	$68	$466

(1) Excludes purchased products

(2) Includes reduction for PD's historical hedging of 4¢/lb

(3) From continuing operations applicable to common stock. Includes net charges totaling $299 mm (67¢/share), including charges of $184 mm (41¢/share) for purchase accounting impacts related to inventory charges, $97 mm (22¢/share) for purchase accounting impacts related to PP&E, $31 mm (7¢/share) for early extinguishment of debt, $26 mm (6¢/share) to mark-to-market the 2007 copper price protection program, and a gain of $29 mm (6¢/share) on the sale of marketable equity securities.

(4) Includes capitalized interest

Preliminary Purchase Accounting Allocation (1)

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($ in billions)

Historical Book Value	$ 8.2
Step-up in Assets	17.3
Deferred Tax on Step-up	(6.2)
Goodwill	6.5
Purchase Price	$25.8

Step-up in Assets Breakdown


PP&E
& other
assets
$14.5
$2.8
Inventories &
Stockpiles

Purchase Accounting Impacts (2)

($ in millions)	1Q07	2Q07	3Q07	4Q07e	2007e
Incremental Production Costs (Inventory Impact)	$ 96	$269	$291	$100	$ 756
Incremental DD&A	28	186	155	200	569
Total	$124	$455	$446	$300	$1,325
Impact to Net Income	*$ 79*	*$286*	*$281*	*$189*	*$ 835*

(1) Amounts are estimates of assets/liabilities on March 19, 2007. During 3Q07, FCX made adjustments to its preliminary purchase price allocation based on updated valuation models for its mill and leach stockpiles resulting in an approximate $1.0 billion increase in the related estimated fair values. The increase resulted in higher net purchase accounting impacts than previous estimates for the 3Q07 ($446 mm pre-tax for 3Q actual compared to $300 mm pre-tax in previous estimates). The final valuation of assets acquired and liabilities assumed is not complete and the net adjustments to those values will result in changes to goodwill and other carrying amounts assigned to assets and liabilities based on the preliminary analyses.

(2) These amounts do not affect cash flows and are based on the preliminary purchase price allocations and projected annual sales volumes. Changes to fair value estimates of PP&E, inventories and mill and leach stockpiles could result in significantly different amounts from those shown below. Additionally, inventories and mill and leach stockpiles are subject to lower of cost or market assessments, and significant declines in metals market prices could result in future impairment charges.

e = estimate. Please see cautionary statement.

3Q07 Operating Highlights

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Operating Data	3Q06 Pro Forma	3Q07
Copper		
Consolidated Volumes *(mm lbs)* (1)	922	949
Average Realization *(per lb)* (2)	$3.32	$3.53
Net Unit Cash Cost *(per lb)*	$0.77	$1.05
Gold		
Consolidated Volumes *(000's ozs)*	510	269
Realization *(per oz)*	$608	$692
Molybdenum		
Consolidated Volumes *(mm lbs)* (1)	16	16
Realization *(per lb)*	$22.59	$27.89

Sales From Mines for 3Q by Region


North America
303
376
Cu
mm lbs
16
16
Mo
mm lbs
3Q06
3Q07
3Q06
3Q07
South America
295
376
Cu
mm lbs
27
31
Au
000's ozs
3Q06
3Q07
3Q06
3Q07
Indonesia
324
197
Cu
mm lbs
478
234
Au
000's ozs
3Q06
3Q07
3Q06
3Q07

Note: 3Q06 numbers are pro forma
(1) Excludes purchased products
(2) Includes reductions for PD's historical hedging of 15¢/lb in 3Q06 and 4¢/lb in 3Q07

3Q07 Unit Production Costs

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(per pound of copper)

Cash Unit Costs	North America	South America	Indonesia	Consolidated
Site Production & Delivery (1)	$1.40	$0.98	$1.76	$1.31
Royalties (1)	0.00	0.00	0.10	0.02
Treatment Charges	0.09	0.24	0.34	0.20
By-product Credits	(0.66)	(0.09)	(0.90)	(0.48)
Net Cash Unit Costs	$0.84	$1.14	$1.30 (2)	$1.05

Note: Totals may not sum because of rounding.

(1) Production costs include profit sharing in South America and severance taxes in North America

(2) Unit costs will vary with fluctuations in production volumes because of the primarily fixed nature of PT-FI's cost structure. First-half 2007 net unit cash cost approximated a net credit of $0.25/lb. Assuming average copper prices of $3.50/lb and gold prices of $750/oz for 4Q07, 2007 annual unit net cash costs would approximate $0.36/lb.

Markets Overview

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000's Metric Tons
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)


$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06

Molybdenum Price* ($/lb)


$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07

* Metals Week – Molybdenum Dealers Oxide Price

2007 Outlook

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- **Pro Forma Sales Outlook** (1):
  - *Copper: 3.9 Billion lbs.*
  - *Gold: 2.3 Million ozs.*
  - *Molybdenum: 68 Million lbs.*
- **Modeled Operating Cash Flows** (2):
  - *~$6.2 Billion for 2007*
  - *~$1.3 Billion in 4Q07*
- **Capital Expenditures:** *~ $1.9 Billion for 2007*
- **Year-end Total Debt:** *~ $7.3 Billion, $5.8 Billion Net of Cash* (3)

(1) 2007e includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

(2) Assumes prices of $3.50/lb. Copper, $750/oz. Gold, and $30/lb. Molybdenum in the fourth quarter of 2007, each 20¢ change in copper in the fourth quarter would impact this estimate by approximately $140 MM.

(3) Assumes excess cash flows (above capital expenditures, minority interest distributions, common and preferred dividends and other cash requirements) are applied to debt reduction.

Note: Amounts are projections; see cautionary statement.

Strong Financial Profile

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Capitalization, Net of Cash

($ in billions)

$36.2

At Closing of PD Acquisition (1)


Net Debt $14.2
Market Cap $22.0

$55.7

Current (2)


Net Debt $6.3
Market Cap $49.4

(1) Based on March 19, 2007 stock price of $61.59 per share and 358 million fully diluted shares.
(2) Based on October 23, 2007 stock price of $111.15 per share and 444 million fully diluted shares. Net Debt as of September 30, 2007.

Development Project Update
North America

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Morenci
Concentrate Leach Plant

Safford Mine Development

- **Major new mine in Arizona**
- **Engineering and procurement complete with construction well advanced and 87% complete**
- **SX/EW facility start-up scheduled by year-end 2007; ramp-up in 1H08**
- **240MM lbs Cu/year**
- **~ $625MM project**

Morenci Mill Restart & Concentrate Leach Plant

- **Mill operated at 38K t/d* in 3Q, ramping up to 54K t/d capacity**
- **Concentrate Leach Plant is currently being commissioned**
- **Adds 115MM lbs Cu/year aggregate and enhances cost profile**
- **~ $250MM project**


Safford
Primary Crusher

NOTE: FCX has an 85% ownership interest in Morenci and a 100% interest in Safford
** short tons*

Development Project Update
North America

Climax Mine Restart

- Completing Feasibility Study for the restart of Climax moly mine near Leadville, Co
- ~$500 million "brownfield" project with open pit operation/construction of new mill with potential restart by 2010
  - Annual production of ~30 million lbs moly at cash costs approximately $3.50/lb
  - Long lead-time equipment ordered
  - Financially attractive



- Largest, highest grade undeveloped moly resource with substantial upside
  - Estimated 180 million ton reserve @ 0.165% moly ($6.50/lb price)
  - Substantial upside – 1.1 billion tons @ 0.113% moly mineralized material ($15 moly price)
- Facilities designed to enable expansion – potential to double production
- Expect to reach final investment decision by year-end 2007

Development Project Update
South America

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Cerro Verde
Mill Expansion

Cerro Verde Sulfide Mill Expansion

- ~$900MM project completed in 4Q06
- Operated at capacity during the third quarter
- Adds 430MM lbs/year aggregate

El Abra Sulfide

- Large sulfide mineral deposit underlying current oxide pit
- Environmental impact study submitted to Chilean Government
- Extends mine life thru 2021
- Adds 325MM lbs copper/year aggregate
- ~ $450MM project


El Abra
E-W Section
Original Topography
Current Pit
Oxide Final Pit
Sulfide Final Pit
Legend
Leached Capping
Oxide
Mixed Oxide
Chalcocite
Bornite
Chalcopyrite
Pyrite

NOTE: FCX has a 53.6% ownership interest in Cerro Verde and a 51% interest in El Abra

Development Project Update
Indonesia


Common Infrastructure
Drilling


Crusher Master Plan
Mill Optimization

Underground Mine Development

- **DOZ Expansions**
  - Completed 50K Expansion in mid-2007; record production of 56K t/d in 3Q
  - Further expansion to 80K
- **Completed 89% of tunneling (Common Infrastructure) required to reach Grasberg Block Cave**
- **Initiate mine development activities at Grasberg Block Cave in 1H08**
- **Big Gossan to reach full rates by year-end 2010 (aggregate copper of 135MM lbs/year and gold of 65K ozs/year)**

Mill Optimization

- HPGRs – completed; recovery enhancements
- Crusher Master Plan – target completion 1Q08; throughput enhancement

NOTE: FCX has a 90.64% ownership interest in Grasberg

Development Project Update
Democratic Republic of Congo

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Tenke Fungurume Mine Development

- **Engineering – 55% complete & procurement – about 70% complete**
- **Construction – 15% complete. Bulk earthworks substantially complete at plant site & shop areas and concrete started**
- **New capital cost estimate of $900MM* (aggregate)**
- **Initial production target – 2009**
- **Aggregate annual production of 250MM lbs copper and 18MM lbs cobalt in first 10 years**
- **Reserves at 12/31/06: 103MM metric tons – 2.1% copper and 0.3% cobalt**
- **31,000 meters drilled to date in 2007 to expand reserves**


Plant Site &
Mine Shops
Equipment
Test Site
New Haul Road
Drill pads

View Looking West at Kwatebala Hill
October 2007

NOTE: FCX has a 57.75% ownership interest in the Tenke Fungurume project

** capital cost increase of $250MM with 30% of the increase for scope changes, 30% for escalation, 25% for higher local costs & 15% for higher duties*

Copper Reserves & Mineralized Material

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Reserves*

(billion lbs of recoverable copper)


94

94 billion lbs

Mineralized Material**

(billion lbs of contained copper)

Sensitivity to Copper Price


69
107
146
$1.20
$1.50
$2.00

Potential for additional 69 to 146 billion lbs

* Consolidated copper reserves; 77.2 billion pounds net to FCX's interest. PT-FI's estimated recoverable reserves in 2006 were assessed using a copper price of $1.00 per pound and a gold price of $400 per ounce. PD's estimated recoverable reserves in 2006 were assessed using a long-term copper price of $1.05 per pound and a long-term molybdenum price of $5.00 per pound.

** Consolidated copper resources; Net to FCX's interest, copper resources total 61 billion pounds of copper at $1.20 copper price, 94 billion pounds at $1.50 copper, and 130 billion pounds at $2.00 copper and $10 per pound molybdenum. **Geologic resources (i.e. Mineralized Material) are not included in reserves. The geologic resources will not qualify as reserves until comprehensive studies establish their legal and economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves.**

Significant Exploration Potential

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Papua, Indonesia

- Rights to 2.2 million acres
- Highly prospective exploration areas provide opportunities to continue to add to our long-lived reserves

Tenke Fungurume, Democratic Republic of Congo

- Believed to be largest undeveloped, high grade copper/cobalt project in the world today
- Less than half of 600-square-mile concession explored; cumulative strike length greater than 80 kilometers

Other

- Brownfield opportunities – existing operations
- Greenfield – global exploration activities


Pacific Ocean
Banda Sea
Arafura Sea
Papua, Indonesia
Papua New Guinea
Grasberg
Papua, Indonesia


Tenke Fungurume

Exploration Drives the Mine Plan

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Aggregate 2007e Exploration: ~$135 million


North America
Lone Star
& Morenci
35%
South America
12%
Africa
Tenke
Fungurume
& Kisanfu
22%
Australasia
& Other Areas
12%
Indonesia
Deep Grasberg,
Kucing Liar, &
other targets
outside
of Block A
19%

e = estimate. Please see cautionary statement.

Sales Profile 2007e - 2009e

Copper Sales (billion lbs)


5
4
3
2
1
0
3.6
3.9
4.4
4.5
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated copper sales include approximately 540 mm lbs in 2006, 650 mm lbs in 2007e, 720 mm lbs in 2008e and 760 mm lbs in 2009e for minority interest; excludes purchased copper.

* 2007e includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
1.9
2.3
1.4
2.1
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated gold sales include approximately 185 k oz in 2006, 220 k oz in 2007e, 150 k oz in 2008e and 210 k oz in 2009e for minority interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
68
68
77
80
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated molybdenum sales include approximately 1.0 mm lbs in 2007e, 4 mm lbs in 2008e and 4 mm lbs in 2009e for minority interest; excludes purchased molybdenum

e = estimate. Please see cautionary statement.

2007 Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,200
900
600
300
0
1,026
1,010
949
875
1Q07 Pro Forma*
2Q07
3Q07
4Q07E

Gold Sales (thousand ozs)


1,200
900
600
300
0
978
913
269
100
1Q07 Pro Forma*
2Q07
3Q07
4Q07E
Grasberg currently mining in lower grade section.

Note: Consolidated gold sales include approximately 94 k oz in 1Q07, 88 k oz in 2Q07, 28 k oz in 3Q07 and 10 k oz in 4Q07e for minority interest

Molybdenum Sales (million lbs)


25
20
15
10
5
0
19
15
16
18
1Q07 Pro Forma*
2Q07
3Q07
4Q07E

Note: Consolidated copper sales include approximately 154 mm lbs in 1Q07, 164 mm lbs in 2Q07, 164 mm lbs in 3Q07 and 168 mm lbs in 4Q07e for minority interest; excludes purchased copper

* 1Q07 includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

e = estimate. Please see cautionary statement.

Pro Forma 2007e Sales and Unit Production Costs by Region

2007e Pro Forma Sales by Region


North America
1,340
Cu
mm lbs
68
Mo
mm lbs
South America
1,405
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,115
Cu
mm lbs
2.1
Au
mm ozs

(per pound of copper) **Cash Unit Costs** (1)	North America	South America	Indonesia	Consolidated
Site Production & Delivery (2)	$1.38	$0.91	$1.21	$1.16
Royalties (2)	-	-	0.12	0.03
Treatment Charges	0.09	0.21	0.35	0.21
By-product Credits	(0.67)	(0.11)	(1.32)	(0.65)
Net Cash Unit Costs	$0.80	$1.00	$0.36	$0.75

(1) Estimates assume average prices of $3.50/lb for copper, $750/oz for gold and $30/lb for molybdenum for the fourth quarter of 2007. Represents nine-month actual results, including PD's results prior to March 20, 2007. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America

Note: Amounts for 2007 above are projections. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

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Average Annual EBITDA 2008e-2009e

($700 Gold & $20 Molybdenum)



$12
$10
$8
$6
$4
$2
$0
(US$ billions)
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Average Annual Operating Cash Flow 2008e-2009e

($700 Gold & $20 Molybdenum)



$8
$6
$4
$2
$0
(US$ billions)
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Note: Prices as noted for 2008 – 2009. On an annual basis, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $140 million to EBITDA and $100 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization, and excludes purchase accounting impacts.

Sensitivity to Commodity Prices

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Change	Annual Financial Impact: EBITDA	Annual Financial Impact: Net Income	Annual Financial Impact: Operating Cash Flow
		(US$ millions)	
Copper: -/+ $0.20/lb	$850	$490	$575
Molybdenum: -/+ $2.00/lb	$140	$100	$100
Gold: -/+ $50/ounce	$90	$45	$50

Note: Annual financial impact based on estimated average annual sales for 2008-2009 and excludes purchase accounting impacts.

Capital Expenditures


(US$ billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Major Projects
All Other
$1.9
1.0
0.9
$2.0
1.1
0.9
$1.2
0.8
0.4
2007e*
2008e
2009e

*Includes PD expenditures beginning March 20, 2007

Note: Includes capitalized interest. e = estimate. Please see cautionary statement.

Debt Maturities at 9/30/07


(US$ millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$25
$45
$48
$21
$341
$1,362
$15
$381
$6,493
New Senior Notes and PD Senior Notes
2007
2008
2009
2010
2011
2012
2013
2014
Thereafter
Credit Facilities
Public Debt
All Other Debt

Average Annual Excess Cash Flow (1) 2008e – 2009e

($ in billions, except copper, gold and molybdenum prices)


Op. Cash Flow After CAPEX & MI Distributions
$5
$4
$3
$2
$1
$0
Copper Sensitivities with $700 Gold/$20 Molybdenum
Available for debt reduction/ shareholder returns
Current Annual Dividend of $1.25/share
Preferred Dividends
$2.50
$3.00
$3.50
$700 Gold/$20 Molybdenum

Excess Cash 2-Yr Total (in billions)	*$3.1*	*$5.5*	*$7.9*

(1) Average annual operating cash flow after capital expenditures and minority distributions.

Financial Policy

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- FCX is Committed to Maintaining a Strong Financial Position
- Continuation of Positive Copper Markets is Expected to Provide Substantial Cash Flows
  - Investments in Projects With Attractive Returns
  - Debt Reduction
  - Shareholder Returns
- Committed to Long-Standing Tradition of Maximizing Value for Shareholders
- Financial Policy Reviewed on Ongoing Basis

Reference Slides



Grasberg District Ore Bodies


Grasberg UG
Grasberg Pit
1H 2008
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
Elevation: 2,900 meters
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
Lower access to Big Gossan initiated (currently at BG terminal)
MLA
Dom BC
Dom Pit
Mill
September 2007
5.2 km* from the Portal (initiated Grasberg BC spur development)
Elevation: 2,500 meters
Common Infrastructure
Portals (Ridge Camp)
2004
Portal construction started (April)
Tunnel development started (July)
COW A
Ore Bodies
Plan View
N

* represents the distance from the portal and not indicative of total development meters

Grasberg Open Pit

Mid-2007

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9N
8N
8E
6N
7S
8S
N

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2007e-2011e

Copper, billion lbs

2007e – 2011e PT-FI Share
Total: 6.1 billion lbs
Annual Average: 1.22 billion lbs

Gold, million ozs

2007e – 2011e PT-FI Share
Total: 9.1 million ozs
Annual Average: 1.8 million ozs


1.1
2.1
1.2
1.4
1.3
2.0
1.4
2.2
1.1
1.4
2007e
2008e
2009e
2010e
2011e

e = estimate. Amounts are projections; see cautionary statement.

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
1Q07
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
2Q07
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End
2006
6N
3Q07
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section



A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End
2006
4Q07
6N
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End 2007
2008
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E/8S are the Primary Ore Pushbacks in 2009
8E
End
2008
7S
2009
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E/8S is the Primary Ore Pushback in 2010
9N
End
2009
8S
8E
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E/8S and 9N are the Primary Ore Pushbacks in 2011
9N*
End
2010
8E/8S
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
* 9N is in ore north of this cross-section